Exhibit 31.1

        SECTION 302 CERTIFICATION PURSUANT TO SARBANES-OXLEY ACT OF 2002


         I, C. Leo Smith, hereby certify that:


         1. I have reviewed this amended Quarterly Report on Form 10-KSB of International Imaging Systems, Inc.;


         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and I have:

        (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

        (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (c) disclosed in this report any changes in the Registrant's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5 I have disclosed, based on my most recent evaluation, to the Registrant's auditor and to the audit committee of the Registrant's board of directors (or to the persons performing the equivalent functions):

        (a) all significant deficiencies in the design or operation of internal controls over financial reporting which have reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

        (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.




Dated: July 27, 2006                    By: /s/ C. LEO SMITH
                                            ------------------------------------
                                            C. Leo Smith, President, Chief
                                            Executive Officer, and Chief
                                            Financial Officer


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